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                                                                   Exhibit 10.2

                         REGISTRATION RIGHTS AGREEMENT

                  THIS REGISTRATION RIGHTS AGREEMENT, dated as of April 30, 1998 (this "Agreement"), is by and between Integra LifeSciences Corporation, a Delaware corporation (the "Company"), and Century Medical, Inc. ("Holder").

                                  BACKGROUND

                  The parties hereto are parties to an Agreement, dated as of February 25, 1998 (the "Purchase Agreement"), pursuant to which the Company has agreed to issue to the Holder an aggregate of 500,000 shares of the Company's Series A Convertible Preferred Stock, par value $.01 per share (the "Series A Preferred"). As a Holder of Series A Preferred, the Holder will have the right to convert shares of such Series A Preferred into shares of the Company's common stock, par value $.01 per share ("Common Stock"). In order to induce the Holder to enter into the Purchase Agreement, the Company has agreed to provide registration rights with respect to such shares of Common Stock (the "Eligible Securities") on the terms and conditions set forth in this Agreement.

                  NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

                     SECTION 1. ACKNOWLEDGEMENTS OF HOLDER

                  1.1 Holder acknowledges and understands that, except as set forth in Sections 2 and 3 hereof, the Company has no obligation or intention to (i) register the sale of the Eligible Securities that may be issued or issuable to Holder upon the conversion of the Series A Preferred under the Securities Act of 1933, as amended (the "Securities Act," and all regulations promulgated thereunder are herein collectively referred to as the "Act"), or applicable state securities or blue sky laws (collectively, "State Securities Laws"), or (ii) otherwise comply with any requirements necessary for transfer or assignment of the Eligible Securities to be exempt from such registration. The Act and State Securities Laws are hereinafter sometimes collectively referred to as the "Securities Laws."

                  1.2 The Eligible Securities are subject to limitations on transferability under the Securities Laws.

                  1.3 Except as set forth in Sections 2 and 3 hereof, no transfer of the Eligible Securities shall be effected unless a written opinion of legal counsel that is acceptable to counsel for the Company shall be delivered to the Company to the effect that a contemplated transfer may be effected without registration under the Securities Laws.


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                        SECTION 2. DEMAND REGISTRATION

                  2.1 If the Distribution Agreement dated February 25, 1998 between Integra LifeSciences Surgical Products Corporation, a wholly-owned subsidiary of the Company ("ILSP"), and Holder is terminated (i) by ILSP or
(ii) by Holder due to a material breach of the Distribution Agreement by ILSP, the Holder may, on or prior to the second anniversary of the date of this Agreement, make a written request for registration under the Act of all or part of its Eligible Securities (a "Demand Registration"), which request shall state the intended method of disposition thereof, and the Company will use commercially reasonable efforts to cause the Eligible Securities as to which registration shall have been so requested to be covered by a registration statement. The Holder shall be entitled to request one Demand Registration, which shall be on Form S-3 if such Form is then available for use by the Company. The Company may exclude the Eligible Securities of Holder from registration pursuant to this Section 2 if the Holder fails to provide information reasonably requested by the Company with respect to the intended method of distribution of the Eligible Securities to the public. Notwithstanding the foregoing, the Company shall have no obligation to register less than 250,000 of Holder's Eligible Securities in any registration statement filed pursuant to this Section 2.1.

                  2.2 If the Demand Registration is in the form of an underwritten offering, the Company shall select the investment banker or investment bankers and manager or managers that will administer the offering. If any of the Eligible Securities to be registered pursuant to a registration statement filed pursuant to this Section 2 are to be sold in a firm commitment underwritten offering, and if the managing underwriter or underwriters advise the Company in writing that in its or their opinion the aggregate amount of securities proposed to be sold in such firm commitment underwritten offering by (i) the Company for its own account, (ii) the Holder and (iii) the stockholders of the Company with respect to securities of the Company other than the Eligible Securities, would adversely affect the success of such offering, there shall be included in such firm commitment underwritten offering only the amount of such securities which in the opinion of such underwriters can be sold in the proposed underwritten offering, and the amount of such securities shall be allocated first, to the Holder based on the number of shares it desires to sell in the underwritten offering; second, to the Company; and thereafter pro rata among all other selling stockholders, if any, based on the number of shares otherwise proposed to be included therein by such other selling stockholders.

                  2.3 The Company shall use commercially reasonable efforts to cause such registration statement to remain effective until the earlier to occur of (i) 90 days after the effective date of the registration statement or
(ii) until all Eligible Securities registered for sale are sold pursuant to the registration statement.

                  2.4 The Company's obligations under this Section 2 shall terminate when the Holder may sell or otherwise transfer the Eligible Securities without registration under the Act by virtue of Rule 144 under the Act (or any similar provision in force).

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                       SECTION 3. PIGGYBACK REGISTRATION

                  3.1 If the Company at any time proposes to register any of its Common Stock under the Act for sale to the public for cash in which proceeds to the Company from such offering (after deduction of underwriting discounts and commissions) are reasonably expected to be not less than $20,000,000 (except with respect to registration statements on Forms S-8, S-4 or other forms not available for registering the Eligible Securities for sale to the public), each such time it will give written notice to Holder of its intention so to do. Upon the written request of Holder, given within ten days after receipt of any such notice, to register any of its Eligible Securities (which request shall state the intended method of disposition thereof), the Company will use commercially reasonable efforts to cause the Eligible Securities as to which registration shall have been so requested to be included in the Common Stock to be covered by the registration statement proposed to be filed by the Company. The Company may exclude the Eligible Securities of Holder from registration pursuant to this Section 3, if the Holder fails to provide information reasonably requested by the Company with respect to the intended method of distribution of the Eligible Securities to the public. Notwithstanding the foregoing, the Company shall have no obligation to register less than 250,000 of Holder's Eligible Securities in any registration statement filed pursuant to this Section 3.1.

                  3.2 If any of the Eligible Securities to be registered pursuant to a registration statement filed pursuant to this Section 3 is to be sold in a firm commitment underwritten offering, and if the managing underwriter or underwriters advise the Company in writing that in its or their opinion the aggregate amount of securities proposed to be sold in such firm commitment underwritten offering by (i) the Company for its own account, (ii) the Holder and (iii) the stockholders of the Company with respect to securities of the Company other than the Eligible Securities, would adversely affect the success of the Company's sale of its securities in such offering, there shall be included in such firm commitment underwritten offering only the amount of such securities which in the opinion of such underwriters can be sold in the proposed underwritten offering, and the amount of such securities shall be allocated first, to the Company based on the number of shares it desires to sell in the underwritten offering for its own account; and thereafter pro rata among the Holder of the Eligible Securities and all other selling stockholders, if any, based on the number of shares otherwise proposed to be included therein by the Holder and such other selling stockholders.

                  3.3 The Company shall use commercially reasonable efforts to cause such registration statement to remain effective until the earlier to occur of (i) 90 days after the effective date of the registration statement or
(ii) until all Eligible Securities registered for sale are sold pursuant to the registration statement.

                  3.4 The Company's obligations under this Section 3 shall terminate when the Holder may sell or otherwise transfer the Eligible Securities without registration under the Act by virtue of Rule 144 under the Act (or any similar provision in force).

                  3.5 Notwithstanding the foregoing provisions in this Section 3, the Company may delay the effectiveness or withdraw, prior to effectiveness, any registration statement referred to in this Section 3 without thereby incurring any liability to Holder. Upon receipt of any notice from the Company of a delay or withdrawal of a registration statement pursuant to

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this Section 3, the Holder shall forthwith discontinue disposition of Eligible
Securities covered by such registration statement.

                        SECTION 4. HOLDBACK AGREEMENTS

                  4.1 Except to the extent of any Eligible Securities included in a registration statement under Sections 2 or 3 hereof, Holder agrees not to effect any public sale or distribution of securities of the same class as those being registered or a similar security of the Company, or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 under the Act, during the 14 days prior to, and during the 180-day period beginning on, the effective date of any registration statement filed by the Company under the Act registering its securities for sale to the public. If requested by the Company's managing underwriter, Holder will execute and deliver a lock-up agreement in a form acceptable to such underwriter and the Company for purposes of its obligations under this Section 4.

                      SECTION 5. REGISTRATION PROCEDURES

                  5.1 If and whenever the Company is required by the provisions of this Agreement to effect or cause the registration of any Eligible Securities under the Act pursuant to Sections 2 or 3 hereof, the Company will use commercially reasonable efforts to effect the registration and the sale of such Eligible Securities in accordance with the intended method of disposition thereof as promptly as reasonably practicable, and in connection with any such request, the Company shall:

                           (a)      furnish to Holder, and if requested, to
Holder's investment adviser, prior to filing a registration statement, copies of such registration statement as proposed to be filed, and thereafter such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents Holder may reasonably request in order to facilitate the disposition of such Eligible Securities owned by Holder, which are included in such registration statement;

                           (b)      use commercially reasonable efforts to
register or qualify (or obtain an exemption from such registration or qualification) such Eligible Securities under the state securities or blue sky laws of such jurisdictions, not to exceed five in number, as Holder reasonably requests, or, in the event of a firm commitment underwritten offering, such larger number of jurisdictions as the managing underwriter or underwriters shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable Holder to consummate the disposition in such jurisdictions of the Eligible Securities; provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 5.1(b),
(ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction;

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                           (c)      use commercially reasonable efforts to cause
the Eligible Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable Holder to consummate the disposition of such Eligible Securities;

                           (d)      notify Holder, at any time when a prospectus
relating thereto is required to be delivered under the Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, and the Company will prepare a supplement or amendment to such prospectus as soon as reasonably practicable thereafter (except that the Company may avoid supplementing or amending such prospectus for up to 90 days when such non-disclosure is in the interests of the Company) so that, as thereafter delivered to the purchasers of such Eligible Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

                           (e)      make available for inspection by Holder, any
underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by Holder or any such underwriter (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties and other pertinent information of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all pertinent information reasonably requested by any such Inspector in connection with such registration statement. Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless
(i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, or (iii) the information in such Records has been made generally available to the public. Holder shall, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

                           (f)      use commercially reasonable efforts to cause
all such Eligible Securities to be listed on the principal securities exchange on which shares of the Company's Common Stock are then traded, or such if any, provided that the applicable listing requirements are satisfied; and

                           (g)      otherwise use commercially reasonable best
efforts to comply with all applicable rules and regulations of the Commission.

                  5.2 Holder shall, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5.1(d) hereof, discontinue disposition of the Eligible Securities pursuant to the registration statement covering such Eligible Securities until Holder receives copies of the supplemented or amended prospectus contemplated by Section 5.1(d) hereof, and, if so directed by the Company, Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in Holder's possession, of the prospectus covering such Eligible Securities current at the time of receipt of such notice. If the Company shall give any such notice, the Company shall extend the period during which such registration statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and excluding the date of the giving of such notice pursuant to Section 5.1(d) hereof to and including the date when Holder shall have received the copies of the supplemented or amended prospectus contemplated by Section 5.1(d) hereof.

                       SECTION 6. REGISTRATION EXPENSES

                  6.1 Except as otherwise provided in this Agreement, the Company shall pay all expenses incurred in complying with Sections 2 or 3 hereof, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Eligible Securities), rating agency fees, printing expenses, messenger and delivery expenses, mailing expenses, internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which such securities are required to be listed, fees and disbursements of counsel for the Company and its independent certified public accountants, the reasonable fees and expenses of any special experts retained by the Company in connection with such registration, and fees and expenses of other persons retained by the Company (all such expenses being herein called "Registration Expenses") will be borne by the Company; provided, however, that, in connection with the registration or qualification of the Eligible Securities under state securities laws, nothing herein shall be deemed to require the Company to make any payments to third parties in order to obtain "lock-up," escrow or other extraordinary agreements; and provided further, that all expenses of the Holder other than those expressly assumed by the Company in this Agreement shall be borne by Holder, including the fees and expenses of Holder's counsel, underwriting discounts and commissions, brokerage commissions, and non-accountable expense allowances attributable to the sale of Holder's Eligible Securities, and Holder's other out-of-pocket expenses.

                     SECTION 7. OBLIGATIONS OF THE HOLDER

                  7.1 Following the filing of a registration statement registering the Eligible Securities of Holder and during any period that the registration statement is effective, Holder shall:

                           (a)      not effect any stabilization transactions or
engage in any stabilization activity in connection with any securities of the Company in contravention of Regulation M under the Securities Exchange Act of 1934, as amended (the "Exchange Act");

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                           (b) furnish each broker or dealer through whom
Holder offers Eligible Securities such number of copies of the prospectus as the broker may require and otherwise comply with prospectus delivery requirements under the Act;

                           (c)      report to the Company each month all sales,
pledges and other dispositions of Eligible Securities made by Holder during said month;

                           (d)      not, and shall not permit any Affiliated
Purchaser (as that term is defined in Regulation M under the Exchange Act) to, bid for or purchase for any account in which Holder has a beneficial interest, or attempt to induce any other person to purchase, any securities of the Company in contravention of Regulation M under the Exchange Act;

                           (e)      not offer or agree to pay, directly or
indirectly, to anyone any compensation for soliciting another to purchase, or for purchasing (other than for Holder's own account), any securities of the Company on a national securities exchange in contravention of Regulation M under the Exchange Act;

                           (f)      cooperate in all respects with the Company
as it fulfills its obligations under Sections 2 and 3 of this Agreement;

                           (g)      furnish such information concerning Holder
and the distribution of the Eligible Securities as the Company may from time to time request;

                           (h)      sell Eligible Securities only in the manner
described in the Registration Statement; and

                           (i)      not sell Eligible Securities during any
period after the Company has provided notice to Holder pursuant to Section 5.1(d) above and until the Company provides to Holder notice that the registration statement no longer fails to state a material fact required to be stated therein, misstates a material fact or omits to state a material fact required to be stated therei or necessary to make the statements made not misleading.

                   SECTION 8. INDEMNIFICATION; CONTRIBUTION

                  8.1 Indemnification by the Company. The Company shall indemnify and hold harmless, to the fullest extent permitted by law, Holder against all losses, claims, damages, liabilities and expenses (including reasonable attorneys' fees) caused by any untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or any omission to state therein a material fact required to be stated therein or necessary to make the statements made therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, except insofar as the same are caused by or contained in any information with respect to Holder furnished to the Company by Holder for use therein or caused by Holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto in accordance with the requirements of the Act after the Company has furnished Holder with a copy of the same.

                                      -7-


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                  8.2 Indemnification by Holder. In connection with any
registration statement in which Holder is participating, Holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and shall indemnify and hold harmless, to the extent permitted by law, the Company, its directors, each of its officers and each person who controls the Company (within the meaning of the Act) against any losses, claims, damages, liabilities and expenses (including reasonable attorneys' fees) resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the registration statement or prospectus or any amendment thereof or supplement thereto, or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, but only to the extent that such untrue statement or omission is caused by or contained in any information or affidavit so furnished in writing by Holder, or caused by Holder's failure to deliver a copy of the prospectus or any amendments or supplements thereto in accordance with the requirements of the Act after the Company has furnished Holder with a copy of the same.

                  8.3 Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder shall give prompt written notice to the indemnifying party after the receipt by such person of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such person may claim indemnification or contribution pursuant to this Agreement and, unless in the reasonable judgment of such indemnified party a conflict of interest may exist between such indemnified party and the indemnifying party with respect to such claim, permit the indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to such indemnified party. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel with respect to such claim. The indemnifying party will not be subject to any liability for any settlement made without its consent.

                  8.4      Contribution.

                           (a)      If the indemnification provided for in this
Section 8 from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 8.3 hereof, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

                           (b)      The parties hereto agree that it would not
be just and equitable if contribution pursuant to this Section 8.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph.

                           (c)      If indemnification is available under this
Section 8, the indemnifying party shall indemnify the indemnified party to the full extent provided in Sections 8.1 and 8.2 hereof without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 8.4.

            SECTION 9. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS

                  9.1 Holder may not participate in any underwritten registration hereunder unless Holder (a) agrees to sell its securities on the basis provided in any underwriting arrangements approved by the Company and
(b) completes and executes all questionnaires, custody agreements, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

                           SECTION 10. MISCELLANEOUS

                  10.1 Information Blackout. Upon written notice from the Company to Holder that the Company has determined in good faith that sale of Eligible Securities pursuant to the registration statement would require disclosure of non-public material information not otherwise required to be disclosed under applicable law, the Company may postpone the filing or effectiveness of any registration statement hereunder and, if such registration statement has become effective, the Company shall not be required to maintain the effectiveness of such registration statement and a Holder shall suspend sales of Eligible Securities pursuant to such registration statement, in each case, until such time as the Company notifies the Holder that such information has been disclosed to the public or that sales pursuant to such registration statement may otherwise be resumed.

                  10.2 Notices. Any notice, request, consent, demand or other communication required or permitted under this Agreement shall be made in writing and shall be deemed to have been duly given if (a) mailed by first class registered or certified mail, return receipt requested, postage prepaid (and shall be deemed delivered two days after the date received for delivery by the U.S. Postal Service, whether or not accepted), (b) sent by nationally recognized next-day delivery courier that guarantees delivery within 24 hours, charges prepaid (and shall be deemed delivered one business day after delivery to said courier), or (c) sent by telefax, telecopier or similar transmission (and shall be deemed delivered on the date confirmation of the receipt of the transmission is given), if the appropriate telefax, telecopier or transmission number is included in the address, addressed to the parties hereto at their respective addresses as follows:

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                           If to the Company:

                           Integra LifeSciences Corporation
                           105 Morgan Lane
                           Plainsboro, NJ  08536
                           Attention:    Stuart M. Essig, Ph.D.
                                         President and Chief Executive Officer
                           Fax: (609) 799-3297

                           with a copy to:

                           John E. Stoddard III, Esq.
                           Drinker Biddle & Reath LLP
                           105 College Road East
                           Princeton, NJ  08542-0627
                           Fax:  (609) 799-7000

                           If to Holder:

                           Century Medical, Inc.
                           1-6-4 Ohsaki
                           Shinagawa-ku, Tokyo 141
                           Japan
                           Attention:    Mr. Shunzo Saegusa
                                         Sr. Officer
                                         Medical Products Division

                           Fax:  (03) 3491-0577

                           with a copy to:

                           Dale M. Araki, Esq.
                           O'Melveny & Myers LLP
                           Sanbancho KB-6 Bldg.
                           Chiyoda-ku, Tokyo 102
                           Japan
                           Fax:     (03) 3239-2432

                  10.3     Arbitration.

                           (a)      All disputes arising out of or relating to
this Agreement which cannot be settled by the parties shall promptly be submitted to and determined in arbitration in Princeton, New Jersey if initiated and brought by Holder, or Tokyo, Japan if initiated and brought by the Company, by a panel of three arbitrators (unless otherwise agreed by the parties), of whom the Holder shall select one, the Company shall select one and the third shall be selected by the two previously selected, pursuant to the rules and regulations then obtaining of the American Arbitration Association; provided that nothing herein shall preclude the Company from seeking, in any court of competent jurisdiction, damages, specific performance or other equitable

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remedies in the case of any breach or threatened breach by Holder of Section 4 hereof. The decision of the arbitrators shall be final and binding upon the parties and judgement upon such decision may be entered in any court of competent jurisdiction.

                           (b)      Discovery shall be allowed pursuant to the
intendment of the United States Federal Rules of Civil Procedure and as the arbitrators determine appropriate under the circumstances.

                           (c)      Such arbitrator shall be required to apply
the contractual provisions hereof in deciding any matter submitted to it and shall not have any authority, by reason of this Agreement or otherwise, to render a decision that is contrary to the mutual intent of the parties as set forth in this Agreement.

                  10.4 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  10.5 Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby.

                  10.6 Entire Agreement; Amendments. This Agreement sets forth all the promises, covenants, agreements, conditions and understandings among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, negotiations and understandings, inducements and conditions, express or implied, oral or written, except as contained herein. Neither this Agreement nor any provisions hereof may be modified, amended, waived, discharged or terminated, in whole or in part, except by a writing signed by all of the parties hereto.

                  10.7 Waiver. No waiver by any party hereto of any condition or release of any term or covenant contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed or construed as a further or continuing waiver of any such condition or any such breach or waiver of any other condition.

                  10.8 Binding Nature; Benefit. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns. Except as otherwise expressly permitted herein, this Agreement shall not be construed as giving any person, other than the parties hereto and their respective permitted successors or assigns any legal or equitable right, remedy or claim under or in respect of this Agreement or any of the provisions herein contained, this Agreement and all provisions and conditions hereof being intended to be, and being, for the sole and exclusive benefit of such parties, and permitted successors or assigns and for the benefit of no other person or entity.

                  10.9 Assignment. The Holder may not transfer or assign, without the prior written consent of the Company, any rights which may accrue to Holder hereunder. Notwithstanding the foregoing, the Holder may assign, subject to the provisions of Section 1.3

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hereof, the registration rights contained herein to any transferee who acquires more than 250,000 shares of Holder's Series A Preferred or more than 250,000 shares of Common Stock issued upon conversion of such Series A Preferred, provided that the Company shall have no obligation to register any shares of Series A Preferred to any transferee unless (i) the Holder gives the Company at least 15 days written notice prior to such transfer, (ii) any transfer of Series A Preferred or shares of Common Stock issued upon conversion of such Series A Preferred must be completed at least ten days prior to the filing of a registration statement pursuant to Sections 2 or 3 hereof and (iii) such transferee agrees in writing to be bound by the terms and conditions of this Agreement.

                  10.10 Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

                  10.11 Term. This Agreement shall terminate and be of no further force or effect on the second anniversary of the Second Closing Date (as defined in the Purchase Agreement).

                  10.12 Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be governed by and construed and interpreted in accordance with the internal laws of the State of Delaware applicable to contracts made and to be performed wholly therein without regard to principles of conflict of laws.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                           INTEGRA LIFESCIENCES CORPORATION

                                           By: /s/ Stuart M. Essig
                                               --------------------------------
                                                   Name: Stuart M. Essig
                                                   Title: President & CEO

                                           CENTURY MEDICAL, INC.

                                           By: /s/ Mitsunari Suzuki
                                               --------------------------------
                                                   Name: Mitsunari Suzuki
                                                   Title: President

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